Exhibit 99.2




                                    Unaudited
                             AmSouth Bancorporation
                       CONSOLIDATED STATEMENTS OF EARNINGS
                     ($ in thousands, except per share data)


------------------------------------------------------------------------------------------------------------------------
                                                                     2004                         2003
                                                                   --------     ----------------------------------------
                                                                    March       December  September    June      March
                                                                      31           31         30        30         31
                                                                   --------      --------  ---------  --------  --------
INTEREST INCOME
Loans                                                             $375,715      $381,914  $ 381,886  $389,859  $398,543
Available-for-sale securities                                       83,419        85,096     74,495    75,065    77,682
Held-to-maturity securities                                         62,593        52,250     45,888    56,199    60,865
Trading securities                                                      72            11         67         6        55
Loans held for sale                                                  2,627         1,775      2,272       318       160
Federal funds sold and securities purchased under agreements
 to resell                                                             151            99        503       889       166
Other interest-earning assets                                           59            55         69       110       154
                                                                   --------      --------  ---------  --------  --------
         Total interest income                                     524,636       521,200    505,180   522,446   537,625
                                                                   --------      --------  ---------  --------  --------

INTEREST EXPENSE
Interest-bearing checking                                            7,346         6,627      6,295     8,129     8,035
Money market and savings deposits                                    9,315         9,350      9,144    13,819    13,997
Time deposits                                                       44,807        46,839     49,861    51,116    52,293
Certificates of deposit of $100,000 or more                         17,241        17,544     18,087    16,555    15,486
Foreign deposits                                                     2,589         2,589      1,658     1,675     1,684
Federal funds purchased and securities sold under agreements to
 repurchase                                                          6,645         6,163      3,917     4,555     5,919
Other borrowed funds                                                 1,981           971      1,076       985     1,145
Long-term Federal Home Loan Bank advances                           60,469        60,150     61,331    64,949    66,718
Other long-term debt                                                14,746        12,183     10,358    11,307     9,306
                                                                   --------      --------  ---------  --------  --------
         Total interest expense                                    165,139       162,416    161,727   173,090   174,583
                                                                   --------      --------  ---------  --------  --------

NET INTEREST INCOME                                                359,497       358,784    343,453   349,356   363,042
Provision for loan losses                                           28,100        44,500     41,800    42,700    44,700
                                                                   --------      --------  ---------  --------  --------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                331,397       314,284    301,653   306,656   318,342
                                                                   --------      --------  ---------  --------  --------

NONINTEREST REVENUES
Service charges on deposit accounts                                 93,215        93,177     87,535    81,677    75,556
Trust income                                                        28,880        26,114     25,918    25,598    26,027
Consumer investment services income                                 20,411        19,114     17,937    16,049    16,310
Interchange income                                                  16,299        15,648     16,709    18,360    16,687
Bank owned life insurance policies                                  11,669        11,706     13,616    13,060    13,834
Bankcard income                                                      6,856         7,079      6,622     6,691     6,201
Mortgage income                                                      7,512        12,060     11,975    17,130    10,016
Portfolio income                                                     9,667        14,009     17,600    15,906     5,930
Other noninterest revenues                                          25,921        24,483     30,873    16,247    22,324
                                                                   -------- -------------  ---------  --------  --------
         Total noninterest revenues                                220,430       223,390    228,785   210,718   192,885
                                                                   -------- -------------  ---------  --------  --------

NONINTEREST EXPENSES
Salaries and employee benefits                                     173,706       163,969    164,086   156,723   154,065
Net occupancy expense                                               35,252        34,350     34,120    33,484    31,525
Equipment expense                                                   30,544        29,141     29,022    30,572    27,968
Postage and office supplies                                         12,958        12,124     11,636    11,351    11,939
Marketing expense                                                   11,746         8,832      9,341     9,173     9,158
Communications expense                                               6,412         6,324      7,287     7,044     7,563
Amortization of intangibles                                          1,163         1,199      1,198     1,198     1,198
Other noninterest expenses                                          50,493        54,854     49,866    49,077    46,190
                                                                   -------- -------------  ---------  --------  --------
         Total noninterest expenses                                322,274       310,793    306,556   298,622   289,606
                                                                   -------- -------------  ---------  --------  --------

INCOME BEFORE INCOME TAXES                                         229,553       226,881    223,882   218,752   221,621
Income taxes                                                        69,454        68,329     66,494    63,927    66,265
                                                                   -------- -------------  ---------  --------  --------

NET INCOME                                                        $160,099      $158,552  $ 157,388  $154,825  $155,356
                                                                   ======== ============= ========== ========= =========

Average common shares outstanding                                  351,196       350,067    349,421   349,509   351,981
Earnings per common share                                         $    .46      $    .45  $     .45  $    .44  $    .44
Diluted average common shares outstanding                          356,908       355,306    353,317   353,354   355,265
Diluted earnings per common share                                 $    .45      $    .45  $     .45  $    .44  $    .44



                                   Unaudited
                             AmSouth Bancorporation
              QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE
                             SUMMARY, YIELDS & RATES
                   (Taxable equivalent basis, $ in thousands)


-----------------------------------------------------------------------------------------------------------------------------------
                          Three Months Ended            Three Months Ended            Three Months Ended
                            March 31, 2004              December 31, 2003             September 30, 2003

                        ----------------------------- ----------------------------- -----------------------------------------------
                          Average    Revenue/  Yield/   Average    Revenue/  Yield/   Average    Revenue/  Yield/
                          Balance    Expense    Rate    Balance    Expense    Rate    Balance    Expense    Rate
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning
 assets:
Commercial and
 commercial real
 estate                 $14,173,383  $176,064   5.00% $13,742,037  $176,320   5.09% $13,418,636  $172,721   5.11%
Residential first
 mortgages                3,680,157    46,859   5.12%   3,675,039    47,393   5.12%   3,482,912    46,621   5.31%
Equity loans and
 lines                    7,077,654    79,716   4.53%   6,915,508    79,328   4.55%   6,751,177    79,328   4.66%
Dealer
 indirect                 3,608,410    54,325   6.06%   3,665,257    58,225   6.30%   3,726,766    61,857   6.59%
Other consumer            1,166,139    24,993   8.62%   1,265,908    27,007   8.46%   1,288,282    27,838   8.57%
                        ------------ ---------        ------------ ---------        ------------ ---------
   Total loans net of
    unearned income      29,705,743   381,957   5.17%  29,263,749   388,273   5.26%  28,667,773   388,365   5.37%
Available-for-
 sale securities          6,503,458    84,080   5.20%   6,537,647    85,783   5.21%   5,540,681    75,238   5.39%
Held-to-maturity
 securities               5,276,021    66,333   5.06%   4,621,250    55,758   4.79%   4,467,344    49,463   4.39%
                        ------------ ---------        ------------ ---------        ------------ ---------
   Total
    investment
    securities           11,779,479   150,413   5.14%  11,158,897   141,541   5.03%  10,008,025   124,701   4.94%
Other interest-
 earning assets             285,883     2,909   4.09%     187,197     1,940   4.11%     399,336     2,911   2.89%
                        ------------ ---------        ------------ ---------        ------------ ---------

Total interest-
 earning assets          41,771,105   535,279   5.15%  40,609,843   531,754   5.19%  39,075,134   515,977   5.24%
Cash and due from
 banks                    1,117,832                     1,069,011                     1,058,120
Other assets              3,424,399                     3,407,036                     3,554,143
Allowance for
 loan losses               (386,932)                     (383,627)                     (390,219)
Market valuation
 on AFS
 securities                  26,689                        (4,433)                       18,529
                        ------------                  ------------                  ------------
                        $45,953,093                   $44,697,830                   $43,315,707
                        ============                  ============                  ============



LIABILITIES AND
 SHAREHOLDERS' EQUITY
Interest-bearing
 liabilities:
Interest-bearing
 checking                $6,334,668     7,346   0.47%  $5,878,840     6,627   0.45%  $5,793,183     6,295   0.43%
Money market and
 savings deposits         7,674,745     9,315   0.49%   7,678,965     9,350   0.48%   7,670,427     9,144   0.47%
Time
 deposits                 9,166,784    62,048   2.72%   9,188,371    64,383   2.78%   9,306,813    67,948   2.90%
Foreign deposits          1,205,037     2,589   0.86%   1,206,100     2,589   0.85%     828,492     1,658   0.79%
Federal funds purchased and
 securities sold under
 agreements to
 repurchase               2,378,217     6,645   1.12%   2,639,228     6,163   0.93%   1,954,417     3,917   0.80%
Other interest-
 bearing
 liabilities              8,187,362    77,196   3.79%   7,493,701    73,304   3.88%   7,365,016    72,765   3.92%
                        ------------ ---------        ------------ ---------        ------------ ---------

Total interest-
 bearing
 liabilities             34,946,813   165,139   1.90%  34,085,205   162,416   1.89%  32,918,348   161,727   1.95%
                                     --------- ------              --------- ------              --------- ------

Net interest
 spread                                         3.25%                         3.30%                         3.29%
                                               ======                        ======                        ======

Noninterest-bearing
 demand deposits          6,103,216                     5,855,497                     5,605,708
Other
 liabilities              1,644,705                     1,606,022                     1,696,861
Shareholders'
 equity                   3,258,359                     3,151,106                     3,094,790
                        ------------                  ------------                  ------------

                        $45,953,093                   $44,697,830                   $43,315,707
                        ============                  ============                  ============

Net interest
 income/margin on a
 taxable equivalent
 basis                                370,140   3.56%               369,338   3.61%               354,250   3.60%
                                               ======                        ======                        ======

Taxable
 equivalent
 adjustment:
Loans                                   6,242                         6,359                         6,479
Available-for-
 sale securities                          661                           687                           743
Held-to-maturity
 securities                             3,740                         3,508                         3,575
                                     ---------                     ---------                     ---------
Total taxable
 equivalent
 adjustment                            10,643                        10,554                        10,797
                                     ---------                     ---------                     ---------
Net interest
 income                              $359,497                      $358,784                      $343,453
                                     =========                     =========                     =========



NOTE: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans for all periods presented. Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.
     Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities. Included in interest revenue for the available-for-sale portfolio for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003,
     was approximately $7,955,000, $8,646,000, $10,147,000, $12,071,000, and
     $12,974,000, respectively, associated with retained interest on loans sold or securitized which resulted in an increase in the yield on the available-for-sale portfolio of approximately 49, 52, 72, 103, and 115 basis points, respectively.



                                    Unaudited
                                     AmSouth Bancorporation
              QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE
                             SUMMARY, YIELDS & RATES
                   (Taxable equivalent basis, $ in thousands)


----------------------------------------------------------------------------------------------
                                         Three Months Ended            Three Months Ended
                                            June 30, 2003                March 31, 2003
                                  ------------------------------ -----------------------------
                                    Average    Revenue/  Yield/   Average    Revenue/  Yield/
                                    Balance    Expense    Rate    Balance    Expense    Rate

----------------------------------------------------------------------------------------------
ASSETS
Interest-earning
 assets:
Commercial and
 commercial real
 estate                           $13,334,004  $173,089   5.21% $13,147,129  $177,491   5.48%
Residential first
 mortgages                          3,266,570    46,441   5.70%   3,091,003    46,569   6.11%
Equity loans and
 lines                              6,615,453    82,108   4.98%   6,439,787    82,572   5.20%
Dealer
 indirect                           3,743,714    64,806   6.94%   3,752,267    67,206   7.26%
Other consumer                      1,306,096    30,032   9.22%   1,399,612    31,545   9.14%
                                  ------------ ---------        ------------ ---------
   Total loans net of
    unearned income                28,265,837   396,476   5.63%  27,829,798   405,383   5.91%
Available-for-
 sale securities                    4,646,425    75,971   6.56%   4,511,821    78,623   7.07%
Held-to-maturity
 securities                         4,440,248    59,984   5.42%   4,457,596    64,804   5.90%
                                  ------------ ---------        ------------ ---------
   Total
    investment
    securities                      9,086,673   135,955   6.00%   8,969,417   143,427   6.49%
Other interest-
 earning assets                       356,393     1,323   1.49%     154,144       535   1.41%
                                  ------------ ---------        ------------ ---------

Total interest-
 earning assets                    37,708,903   533,754   5.68%  36,953,359   549,345   6.03%
Cash and due from
 banks                              1,057,946                     1,054,545
Other assets                        3,386,249                     3,137,890
Allowance for
 loan losses                         (391,229)                     (382,501)
Market valuation
 on AFS
 securities                           156,129                       179,543
                                  ------------                  ------------
                                  $41,917,998                   $40,942,836
                                  ============                  ============



LIABILITIES AND
 SHAREHOLDERS' EQUITY
Interest-bearing
 liabilities:
Interest-bearing
 checking                         $5,753,817     8,129   0.57%  $5,590,645     8,035    0.58%
Money market and
 savings deposits                  7,548,133    13,819   0.73%   7,405,443    13,997    0.77%
Time
 deposits                          8,774,627    67,671   3.09%   8,359,791    67,779    3.29%
Foreign deposits                     689,875     1,675   0.97%     686,369     1,684    1.00%
Federal funds purchased and
 securities sold under agreements
 to
 repurchase                        1,836,940     4,555   0.99%   2,180,991     5,919    1.10%
Other interest-
 bearing
 liabilities                       7,333,085    77,241   4.22%   6,981,141    77,169    4.48%
                                  ----------- ---------        ------------ ---------

Total interest-
 bearing
 liabilities                      31,936,477   173,090   2.17%  31,204,380   174,583    2.27%
                                              --------- ------              ---------  ------

Net interest
 spread                                                  3.51%                          3.76%
                                                        ======                         ======

Noninterest-bearing
 demand deposits                     5,329,351                     5,144,378
Other
 liabilities                         1,539,225                     1,483,672
Shareholders'
 equity                              3,112,945                     3,110,406
                                   ------------                  ------------

                                   $41,917,998                   $40,942,836
                                   ============                  ============

Net interest
 income/margin on a
 taxable equivalent
 basis                                         360,664   3.84%               374,762    4.11%
                                                        ======                         ======

Taxable
 equivalent
 adjustment:
Loans                                            6,617                         6,840
Available-for-
 sale securities                                   906                           941
Held-to-maturity
 securities                                      3,785                         3,939
                                              ---------                     ---------
Total taxable
 equivalent
 adjustment                                     11,308                        11,720
                                              ---------                     ---------
Net interest
 income                                       $349,356                      $363,042
                                              =========                     =========



NOTE: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans for all periods presented. Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.
     Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities. Included in interest revenue for the available-for-sale portfolio for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003,
     was approximately $7,955,000, $8,646,000, $10,147,000, $12,071,000, and
     $12,974,000, respectively, associated with retained interest on loans sold or securitized which resulted in an increase in the yield on the available-for-sale portfolio of approximately 49, 52, 72, 103, and 115 basis points, respectively.

                                   Unaudited
                             AmSouth Bancorporation
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ in thousands)

------------------------------------------------------------------------------------------------------------------------
                                                        2004                               2003
                                                ---------------- -------------------------------------------------------
                                                      March 31        December 31  September 30   June 30     March 31

                                                     -----------      -----------  ------------ -----------  -----------
ASSETS
Cash and due from banks                             $ 1,074,116      $ 1,163,986  $ 1,116,554  $ 1,451,537  $ 1,372,188
Federal funds sold and securities purchased
 under agreements to resell                             654,000              -0-       25,247      484,300      441,988
Trading securities                                          552            2,721        1,725          287        1,060
Available-for-sale securities                         6,371,254        7,125,971    6,428,817    5,814,466    5,110,643
Held-to-maturity securities                           6,139,369        4,928,195    4,629,726    4,842,826    4,682,460
Loans held for sale                                     234,842          102,292      140,913       17,655       10,871
Loans net of unearned income:
         Commercial and industrial                    5,452,783        5,264,283    5,228,850    5,313,418    5,319,642
         Commercial loans - secured by real
          estate                                      2,077,381        2,026,092    1,914,300    1,829,220    1,770,277
         Commercial leases                            1,974,093        1,962,437    1,907,385    1,787,725    1,780,197
         Commercial real estate mortgages             2,670,401        2,359,209    2,420,498    2,429,824    2,303,543
         Real estate construction                     2,361,309        2,327,512    2,251,109    2,126,456    2,084,300
         Residential first mortgages                  3,598,004        3,646,329    3,570,875    3,024,847    2,860,556
         Equity loans and lines                       7,034,828        7,005,061    6,826,872    6,689,561    6,511,687
         Dealer indirect                              3,623,389        3,610,005    3,698,688    3,720,988    3,756,628
         Revolving credit                               535,884          550,521      527,668      525,109      520,758
         Other consumer                                 565,651          587,915      782,159      775,394      791,360
                                                     -----------      -----------  -----------  -----------  -----------
         Total loans net of unearned income          29,893,723       29,339,364   29,128,404   28,222,542   27,698,948
Allowance for loan losses                              (382,450)        (384,124)    (384,059)    (384,011)    (383,936)
Other interest-earning assets                            44,735           40,218       33,102       48,602       35,027
Premises and equipment, net                             993,651          964,692      927,407      907,680      864,517
Cash surrender value - bank owned life
 insurance                                            1,077,426        1,065,996    1,052,950    1,041,391    1,029,321
Goodwill and other intangibles                          299,691          300,854      302,425      299,503      300,701
Accrued interest receivable and other assets          1,014,059          965,351      939,488    1,037,429      935,711
                                                     -----------      -----------  -----------  -----------  -----------
                                                    $47,414,968      $45,615,516  $44,342,699  $43,784,207  $42,099,499
                                                     ===========      ===========  ===========  ===========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits and interest-bearing liabilities:
      Deposits:
         Noninterest-bearing demand                 $ 6,544,028      $ 6,273,835  $ 5,839,977  $ 5,849,456  $ 5,569,319
         Interest-bearing checking                    6,737,060        6,183,832    5,746,617    5,739,344    5,767,727
         Money market and savings deposits            7,887,543        7,592,020    7,739,210    7,553,650    7,636,685
         Time                                         6,118,682        6,278,053    6,410,087    6,532,948    6,317,130
         Certificates of deposit of $100,000
          or more                                     3,103,575        2,818,490    2,864,383    2,696,099    2,052,939
         Foreign                                      1,153,804        1,294,123      867,949      727,329      656,649
                                                     -----------      -----------  -----------  -----------  -----------
         Total deposits                              31,544,692       30,440,353   29,468,223   29,098,826   28,000,449
      Federal funds purchased and securities
       sold under agreements to repurchase            1,927,492        2,026,253    2,221,105    1,837,292    1,826,851
      Other borrowed funds                              325,169          343,202      430,461      149,333      149,842
      Long-term Federal Home Loan Bank advances       5,783,600        5,737,952    5,595,264    5,826,839    5,732,740
      Other long-term debt                            2,286,091        2,114,482    1,475,346    1,517,224    1,550,816
                                                     -----------      -----------  -----------  -----------  -----------
         Total deposits and interest-bearing
          liabilities                                41,867,044       40,662,242   39,190,399   38,429,514   37,260,698
Accrued expenses and other liabilities                2,175,575        1,723,605    1,999,466    2,209,118    1,713,622
                                                     -----------      -----------  -----------  -----------  -----------
         Total liabilities                           44,042,619       42,385,847   41,189,865   40,638,632   38,974,320
                                                     -----------      -----------  -----------  -----------  -----------


Shareholders' equity:
     Common stock                                       416,769          416,878      416,879      416,890      416,909
     Capital surplus                                    714,262          715,663      712,286      706,042      706,234
     Retained earnings                                3,295,748        3,228,533    3,155,397    3,083,424    3,016,279
     Treasury stock                                  (1,054,734)      (1,076,644)  (1,102,503)  (1,106,191)  (1,082,170)
     Deferred compensation on restricted stock          (14,551)         (14,501)     (15,340)     (15,838)     (16,667)
     Accumulated other comprehensive
      income/(loss)                                      14,855          (40,260)     (13,885)      61,248       84,594
                                                     -----------      -----------  -----------  -----------  -----------
         Total shareholders' equity                   3,372,349        3,229,669    3,152,834    3,145,575    3,125,179
                                                     -----------      -----------  -----------  -----------  -----------
                                                    $47,414,968      $45,615,516  $44,342,699  $43,784,207  $42,099,499
                                                     ===========      ===========  ===========  ===========  ===========



                                   Unaudited
                             AmSouth Bancorporation
                            CREDIT QUALITY STATISTICS
                                ($ in thousands)


------------------------------------------------------------------------------------------------------------------------
                                                                                Three Months Ended
                                                        2004                            2003
                                               ---------------- -------------------------------------------------------
NET CHARGE-OFFS/(RECOVERIES)                         March 31        December 31  September 30   June 30     March 31

-----------------------------------------------     -----------      -----------  ------------ -----------  -----------
Commercial:
  Commercial & industrial                          $     6,671      $    12,579  $     9,523  $    12,553  $    12,079
  Commercial loans - secured by real estate                (78)             445          483          304          106
  Commercial leases                                         83              910          (82)         558          432
                                                    -----------      -----------  -----------  -----------  -----------
         Total commercial                                6,676           13,934        9,924       13,415       12,617

Commercial real estate:
  Commercial real estate mortgages                        (882)             (87)       2,172          186          182
  Real estate construction                                 260              (10)         593          443          207
                                                    -----------      -----------  -----------  -----------  -----------
         Total commercial real estate                     (622)             (97)       2,765          629          389

Consumer:
  Residential first mortgages                              783              596          587          836          456
  Equity loans and lines                                 7,150           10,371       10,448        9,204        6,902
  Dealer indirect                                        6,177            9,899        8,450       10,080       12,413
  Revolving credit                                       5,124            5,716        5,850        5,717        6,059
  Other consumer                                         2,718            4,016        3,728        2,744        3,507
                                                    -----------      -----------  -----------  -----------  -----------
         Total consumer                                 21,952           30,598       29,063       28,581       29,337
                                                    -----------      -----------  -----------  -----------  -----------
                                                   $    28,006      $    44,435  $    41,752  $    42,625  $    42,343
                                                    ===========      ===========  ===========  ===========  ===========


NET CHARGE-OFFS AS A PERCENT
OF AVERAGE LOANS (Annualized)
-----------------------------------------------
Commercial:
  Commercial & industrial                                 0.50 %           0.96 %       0.72 %       0.95 %       0.93 %
  Commercial loans - secured by real estate              (0.02)            0.09         0.10         0.07         0.02
  Commercial leases                                       0.02             0.19        (0.02)        0.13         0.10
                                                    -----------      -----------  -----------  -----------  -----------
         Total commercial                                 0.29             0.61         0.44         0.61         0.58

Commercial real estate:
  Commercial real estate mortgages                       (0.15)           (0.01)        0.37         0.03         0.03
  Real estate construction                                0.04             0.00         0.11         0.08         0.04
                                                    -----------      -----------  -----------  -----------  -----------
         Total commercial real estate                    (0.05)           (0.01)        0.24         0.06         0.04

Consumer:
  Residential first mortgages                             0.09             0.06         0.07         0.10         0.06
  Equity loans and lines                                  0.41             0.59         0.61         0.56         0.43
  Dealer indirect                                         0.69             1.07         0.90         1.08         1.34
  Revolving credit                                        3.81             4.25         4.41         4.38         4.67
  Other consumer                                          1.75             2.18         1.94         1.41         1.70
                                                    -----------      -----------  -----------  -----------  -----------
         Total consumer                                   0.57             0.78         0.76         0.77         0.81
                                                    -----------      -----------  -----------  -----------  -----------
                                                          0.38 %           0.60 %       0.58 %       0.60 %       0.62 %
                                                    ===========      ===========  ===========  ===========  ===========


                                   Unaudited
                             AmSouth Bancorporation
                      CREDIT QUALITY STATISTICS (continued)
                                ($ in thousands)


------------------------------------------------------------------------------------------------------------------------
                                                                  2004                          2003
                                                              ------------- --------------------------------------------
NONPERFORMING LOANS*                                                March        December  September    June     March
                                                                      31            31        30         30        31
--------------------------------------------------------------     --------      --------  ---------  --------  --------
Commercial:
 Commercial & industrial                                          $ 41,623      $ 46,826  $  52,245  $ 57,092  $ 70,954
 Commercial loans - secured by real estate                          22,931        19,920     18,450    13,463    12,232
 Commercial leases                                                   3,444         3,277      4,695     5,967    10,241
                                                                   --------      --------  ---------  --------  --------
         Total commercial                                           67,998        70,023     75,390    76,522    93,427

Commercial real estate:
 Commercial real estate mortgages                                    2,156         3,548     11,489    13,189    14,979
 Real estate construction                                            5,308         7,581      7,515     9,934    12,238
                                                                   --------      --------  ---------  --------  --------
         Total commercial real estate                                7,464        11,129     19,004    23,123    27,217

Consumer:
 Residential first mortgages                                        17,525        15,987     11,892    13,704    12,298
 Equity loans and lines                                              9,765        12,652     14,135    13,931    16,080
 Dealer indirect                                                        18            21         23         9         9
 Other consumer                                                        134           341        349       356       520
                                                                   --------      --------  ---------  --------  --------
         Total consumer                                             27,442        29,001     26,399    28,000    28,907
                                                                   --------      --------  ---------  --------  --------
                                                                  $102,904      $110,153  $ 120,793  $127,645  $149,551
                                                                   ========      ========  =========  ========  ========

*  Exclusive of accruing loans 90 days past due.



ACCRUING LOANS 90 DAYS PAST DUE
--------------------------------------------------------------
Commercial:
 Commercial & industrial                                          $  7,353      $  9,688  $   8,269  $  8,230  $  7,980
 Commercial loans - secured by real estate                             740           869      3,632       140       365
 Commercial leases                                                      24            69        452         5       496
                                                                   --------      --------  ---------  --------  --------
         Total commercial                                            8,117        10,626     12,353     8,375     8,841

Commercial real estate:
 Commercial real estate mortgages                                      347           116        174       170       117
 Real estate construction                                              -0-           -0-        581       434       556
                                                                   --------      --------  ---------  --------  --------
         Total commercial real estate                                  347           116        755       604       673

Consumer:
 Residential first mortgages                                         9,901        12,364     13,093    10,275    12,387
 Equity loans and lines                                             29,457        31,887     34,191    34,829    44,025
 Dealer indirect                                                     2,833         3,894      3,624     4,011     5,206
 Revolving credit                                                    6,728         7,117      7,249     7,708     8,043
 Other consumer                                                        812         1,456      1,323     1,652     1,410
                                                                   --------      --------  ---------  --------  --------
         Total consumer                                             49,731        56,718     59,480    58,475    71,071
                                                                   --------      --------  ---------  --------  --------
                                                                  $ 58,195      $ 67,460  $  72,588  $ 67,454  $ 80,585
                                                                   ========      ========  =========  ========  ========



                                   Unaudited
                             AmSouth Bancorporation
                                OTHER INFORMATION



------------------------------------------------------------------------------------------------------------------------
                                                                             2004                  2003
                                                                            ------  -----------------------------------
REGULATORY CAPITAL RATIOS                                                   March   December  September   June   March
                                                                              31*      31         30       30      31
--------------------------------------------------------------------------- ------  --------  ---------  ------  ------
         Tier 1 capital ratio
         AmSouth                                                             7.77 %    7.71 %     7.64 %  7.56 %  7.68 %
         AmSouth Bank                                                        8.50      8.65       8.83    8.99    9.27

 Total capital ratio
         AmSouth                                                            10.95 %   11.22 %    11.33 % 11.32 % 11.64 %
         AmSouth Bank                                                       11.22     11.59      11.85   12.06   12.45

 Leverage ratio
         AmSouth                                                             6.67 %    6.66 %     6.64 %  6.69 %  6.73 %
         AmSouth Bank                                                        7.31      7.46       7.67    7.94    8.12


 * First quarter 2004 regulatory capital ratios based on preliminary data.